                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                         DELAWARE GROUP EQUITY FUNDS III
                           DELAWARE GROUP PREMIUM FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:
         2.       Aggregate number of securities to which transaction applies:
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4.       Proposed maximum aggregate value of transaction:
         5.       Total fee paid:
[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ---------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ---------------------------------------------

         3)       Filing Party:
                  ---------------------------------------------

         4)       Date Filed:
                  ---------------------------------------------

DELAWARE
INVESTMENTS

                                 March __, 2001

Dear Shareholder:

         A Special Meeting of Shareholders of Delaware American Series Fund, Delaware Health Care Fund, and Delaware Technology and Innovation Fund, each a series of Delaware Group Equity Funds III, and Technology and Innovation Series, a series of Delaware Premium Fund, is being held in Philadelphia at Two Commerce Square, Second Floor, on April 26, 2002 at 11:00 a.m. We ask that you take the time to review the enclosed proxy statement and provide us with your vote on the important issues affecting your shares in Delaware American Series Fund, Delaware Health Care Fund, Delaware Technology and Innovation Fund, and Technology and Innovation Series (each, a "Fund" and collectively, the "Funds").

         The enclosed proxy statement describes a proposal that affects each Fund. On December 20, 2001, the Boards of Trustees of Delaware Group Equity Funds III and Delaware Group Premium Fund voted to change each Fund's current fundamental policy concerning industry concentration in order to enable each Fund to actually concentrate its investments in a manner that is consistent with its name and the sector in which it primarily invests. This policy may be changed only by shareholder vote.

         We realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposal presented and sign and return your proxy or voting instruction card in the enclosed postage-paid envelope today.


         Thank you for taking this matter seriously and participating in this important process.

Sincerely,


-----------------------------------                  ---------------------------
Charles E. Haldeman, Jr., Chairman                   David K. Downes, President

                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

         We encourage you to read the attached proxy statement in full; however, the following questions and answers represent some typical concerns that shareholders might have regarding this proxy.

Q:       WHY IS DELAWARE INVESTMENTS SENDING ME THIS PROXY?

         Open-end investment companies are required to obtain shareholders' votes for certain types of changes. As a shareholder, you have a right to vote on major investment policy decisions, such as the one included here.

Q:       WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

         There is one proposal presented here and it is outlined in the Notice at the beginning of the proxy statement.

Q:       HOW WILL THE PROPOSAL AFFECT ME AS A FUND SHAREHOLDER?

         Changing the fundamental policy concerning concentration of investments of each Fund enables the investment manager to invest more of each Fund's assets in a particular industry or group of industries.

         This change may be viewed as increasing the risk profile of the Funds because a greater percentage of the Funds' assets may be invested within a particular industry or group of industries.

Q: HOW DO THE BOARDS OF TRUSTEES OF DELAWARE GROUP EQUITY FUNDS III AND DELAWARE GROUP PREMIUM FUND RECOMMEND THAT I VOTE?

         Each Board of Trustees recommends that you vote in favor of, or FOR, the proposal on the enclosed proxy card.

Q:       WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

         Please call your Fund at 1.800.523.1918 for additional information. You can vote one of two ways:

         By Mail: Use the enclosed proxy or voting instruction card to record your vote for each proposal, then return the card in the postpaid envelope provided.
                                       Or
         By Fax: Complete the enclosed proxy or voting instruction card and fax it to 215.255.8888.

DELAWARE                                                  One Commerce Square
INVESTMENTS                                               Philadelphia, PA 19103


                               Proxy Statement and
     Notice of Special Meeting of Shareholders to be Held on April 26, 2002

To the Shareholders of Delaware American Series Fund, Delaware Health Care Fund, Delaware Technology and Innovation Fund, and Technology and Innovation Series:

         This is your official notice that a Special Meeting of Shareholders of Delaware American Series Fund, Delaware Health Care Fund, and Delaware Technology and Innovation Fund, each a series of Delaware Group Equity Funds III, and Technology and Innovation Series, a series of Delaware Group Premium Fund (each, a "Fund" and collectively, the "Funds"), will be held on Friday, April 26, 2002, at 11:00 a.m. at Two Commerce Square, 2nd Floor, Philadelphia, Pennsylvania. The purpose of the meeting is to consider and act upon the following Proposals and to transact any other business that properly comes before the meeting and any adjournments thereof.

         1. A proposal to adopt a new fundamental investment restriction concerning industry concentration; and

         2.       Any other business properly brought before the meeting.

                  This Proxy Statement, which is first being mailed to shareholders on or about March __, 2002, sets forth concisely the information that you should know before voting on the Proposals. It should be read and retained for future reference.

                  Please note that a separate vote is required for each Fund's Proposal that is being presented. Please vote your Proxy or Voting Instruction Card promptly to avoid the need for further mailings. Your vote is important.



---------------------------
David K. Downes, President

DELAWARE                                                  One Commerce Square
INVESTMENTS                                               Philadelphia, PA 19103


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 2002


                  Meeting Information. The Boards of Trustees (hereafter referred to as the "Boards of Trustees") of each of Delaware Investments' Delaware Group Equity Funds III and Delaware Group Premium Fund (each, a "Trust" and collectively, the "Trusts"), on behalf of Delaware American Services Fund, Delaware Health Care Fund, and Delaware Technology and Innovation Fund, and Technology and Innovation Series (each, a "Fund" and, collectively, the "Funds"), respectively, is soliciting your proxy to be voted at the Special Meeting of Shareholders of the Funds to be held on Friday, April 26, 2002 at 11:00 a.m., Eastern time, at Two Commerce Square, Second Floor, Philadelphia, Pennsylvania or any adjournments of the meeting (hereafter, the "Meeting").

         Purpose of Meeting. The purpose of the Meeting is to consider a proposal that applies to the Funds. The Proposal is listed in the accompanying Notice.

         The Board of Trustees urges you to complete, sign and return the Proxy or Voting Instruction Card included with this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy or Voting Instruction Card promptly to help assure a quorum for the Meeting.

         General Voting Information. Each shareholder may cast one vote for each full share and a partial vote for each partial share of the Fund that they own on the record date, which is March 1, 2002 ("Record Date"). Shareholders of Delaware American Services Fund, Delaware Health Care Fund, and Delaware Technology and Innovation Fund on the Record Date will receive the Notice of Meeting, this Proxy Statement and a Proxy Card on which to cast their vote. If you are a contract owner ("ContractOwner") who had allocated a portion of your account in the Delaware Golden Medallion Contract (the "Contract") to the Delaware Technology and Innovation Series on the Record Date, then you will receive the Notice of Meeting, this Proxy Statement and a Voting Instruction Card to instruct Allmerica Financial Life Insurance and Annuity Company ("Allmerica"), the insurance company that issues the Contract, on how to vote its Proxy Card.

         This proxy solicitation is being made largely by mail, but may also be made through telephone, facsimile, oral or other communications by officers or employees of the Trusts, their investment manager, Delaware Management Company ("DMC"), or its affiliates. Shareholders may provide proxy instructions by returning their Proxy Card by mail or fax.

         The Trusts, DMC and their affiliates will not receive any compensation from the Funds for proxy solicitation activities. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by DMC. Estimated mailing costs for this Proxy Statement are approximately $___ and will be paid by DMC.

         Proxy Cards of Delaware Group Equity Funds III Shareholders - Delaware American Services Fund, Delaware Health Care Fund and Delaware Technology and Innovation Fund. The persons designated as proxies will vote your shares as you instruct on the Proxy Card. If your signed Proxy Card is returned without any voting instructions, your shares will be voted "FOR" the Proposal. The persons designated as proxies will also be authorized to vote in their discretion on any other matters that may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the
Meeting: (i) by notifying Delaware Investments in writing; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. Any letter of revocation or later-dated proxy must be received by Delaware Investments prior to the Meeting and must indicate your name and account number to be effective.

         Proxy Cards and Voting Instruction Cards of Delaware Group Premium Fund Shareholders and Delaware Golden Medallion Contract ContractOwners. A separate account of Allmerica, Separate Account VA-K, is the only shareholder of the Fund. Allmerica will vote its shares of the Fund based on voting instructions received from all ContractOwners. If you return a properly executed Voting Instruction Card with express voting instructions, Allmerica will vote those shares in accordance with your instructions. If you do not return the Voting Instruction Card, Allmerica will vote the shares of the Fund attributable to you in the same manner and in the same proportion as the shares for which it has received instructions. If you do return the Voting Instruction Card properly executed but with no express voting instructions indicated on the card, Allmerica will vote the shares in accordance with the Trustees' recommendations. Finally, if its Proxy Card is properly signed, but no express voting instructions are given for a proposal, the proxy will be voted in accordance with the Trustees' recommendations.

         Votes Required to Approve the Proposal. The Proposal must be approved by the holders of the lesser of (a) 67% or more of the voting securities present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. One-third of each Fund's shares outstanding on the Record Date and entitled to vote, represented in person or by proxy, makes up a quorum and must be present for the transaction of business at the Meeting. Abstentions and broker non-votes will be included for purposes of determining whether a quorum for each Fund is present at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have the same effect as a vote "AGAINST" the Proposal. DMC will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to shareholders.

         If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposal are not received, or for any other reason, a majority of votes cast by the shareholders of a Fund present in person or in proxy or the chairperson may adjourn the Meeting with respect to that Fund.

         As of the Record Date, each Fund had the following number of shares outstanding:

                                                                      Shares
Delaware Group Equity Funds III                                     Outstanding
-------------------------------                                     -----------
Delaware American Services Fund - Class A:
Delaware American Services Fund - Class B:
Delaware American Services Fund - Class C:
Delaware American Services Fund - Institutional Class:
Delaware Health Care Fund - Class A:
Delaware Health Care Fund - Institutional Class:
Delaware Technology and Innovation Fund - Class A:
Delaware Technology and Innovation Fund - Class B:
Delaware Technology and Innovation Fund - Class C:
Delaware Technology and Innovation Fund - Institutional Class:

Delaware Group Premium Fund
---------------------------
Delaware Technology and Innovation Series:

         To the knowledge of Delaware Group Equity Funds III, as of the Record Date, the following are all of the beneficial and record owners of more than five percent of a class of Delaware American Services Fund, Delaware Health Care Fund and Delaware Technology and Innovation Fund.


________ Fund - Class ___

Shareholder                                  Number of              Percent of
Name and Address                               Shares                   Fund
----------------                            ------------            ----------




_______ Fund - Class ___

Shareholder                                  Number of              Percent of
Name and Address                               Shares                   Fund
----------------                            ------------            ----------


                  To the knowledge of Delaware Group Premium Fund, as of the Record Date, the following are all of the beneficial and record owners of more than five percent of Delaware Technology and Innovation Series.

Shareholder                                   Number of              Percent of
Name and Address                                Shares                   Fund
----------------                             ------------            ----------

Allmerica Financial Life Insurance
         And Annuity Company
440 Lincoln Street
Worcester, MA  01653

         Allmerica will exercise voting rights attributable to the shares held by it in accordance with voting instructions received from ContractOwners. To this extent, Allmerica does not exercise control over the Trust or the Fund by virtue of the voting rights arising from its record ownership of Fund shares.

         At the Record Date, the Trustees and officers of the Delaware Group Equity Funds III as a group beneficially owned less than 1% of the shares of each class of the Delaware American Services Fund, Delaware Health Care Fund, and Delaware Technology and Innovation Fund. At the Record Date, the Trustees and officers of Delaware Group Premium Fund as a group beneficially owned less than 1% of the shares of Delaware Technology and Innovation Series.

         Copies of each Fund's most recent Annual Report and Semi-Annual Report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge by writing the Funds at the address shown on the top of the previous page of the Proxy Statement or by calling toll free 1.800.523.1918.


         PROPOSAL: TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY CONCERNING INDUSTRY CONCENTRATION FOR EACH FUND.

         The Board of Trustees of each Trust has approved a change to each Fund's policies regarding industry concentration that would enable each Fund to actually concentrate its investments in a manner that is consistent with its name and the sector in which it primarily invests. The Boards and DMC believe that to take full advantage of the potential return benefits of a sector fund strategy, it would be beneficial to remove the industry concentration restriction. This means that the manager would have the flexibility to invest more than 25% of each Fund's net assets in a single industry or group of industries. Therefore, Management proposes replacing each Fund's fundamental investment restriction that prohibits concentration of the Fund's investments in the securities of issuers primarily engaged in the same industry with a policy that permits it to concentrate its investments. The proposed change in concentration policy will provide the Funds with greater flexibility to respond to future investment opportunities. Because the Funds' restriction on industry concentration is considered to be a fundamental policy, the change requires shareholder approval before it can be implemented.

         Each Fund is required to disclose its policy of concentrating its investments in a particular industry or group of industries under section 8(b)(1) of the Investment Company Act of 1940 (the "1940 Act"), and may not deviate from that policy unless it has obtained shareholder approval, as required by section 13(a)(3) of the 1940 Act. The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments in that industry. Each Fund's current fundamental restriction concerning concentration provides that:

         "[The Fund shall not] make investments that will result in the concentration (as that term may be defined in the [1940 Act], any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit [the Fund] from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit."

         If the proposal is approved, each Fund would adopt the following fundamental policy concerning concentration:

         "The Fund may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings consistent with its name."

         Each Trust's Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act), recommends permitting each Fund to concentrate its investments, and, correspondingly, revising this fundamental investment limitation. A fund that concentrates its investments can invest a greater portion of its assets in a single industry or group of industries than a fund that does not. As a result, each Fund could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experiences adverse changes. The impact of such adverse changes on a Fund could be greater than it would be on a fund that does not concentrate its investments. For example, if a Fund concentrates its investments in the technology, health care or consumer cyclical industries, it will be exposed to special risks. With respect to the technology industry, such risks may include an issuer's products not proving commercially successful or becoming obsolete quickly and prices declining as a result of earnings disappointments. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence and patent expirations. With respect to the consumer cyclical industry, such risks may include decreased profitability as a result of economic fluctuations, unemployment and decreased consumer spending. A portfolio that concentrates in one or more industries may be more volatile than one that does not. These industries are offered only as examples.

         The Boards and DMC believe that the proposed change will facilitate each Fund's pursuit of its investment strategy consistent with its name and sector focus. Providing each Fund with the ability to concentrate its investments from time to time in one or more industries would allow the Funds' managers additional flexibility to respond to changing conditions.

THE BOARDS OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU APPROVE THE NEW FUNDAMENTAL INVESTMENT POLICY CONCERNING INDUSTRY CONCENTRATION.

         If a Fund's shareholders do not approve the proposed change to the Fund's fundamental investment policies, the Fund's current fundamental investment restriction on industry concentration will remain in effect.

                                OTHER INFORMATION

         Information about the Fund's Service Providers. DMC, located at One Commerce Square, Philadelphia, PA 19103, serves as the Funds' investment manager. Delaware Distributors, L.P., serves as the principal underwriter to the Funds and Delaware Service Company, Inc., serves as their administrator; both have as their principal address One Commerce Square, Philadelphia, PA 19103.

         Other Matters to Come Before the Meeting. The Boards do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on those matters in accordance with their judgment.

         Shareholder Proposals. The Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the appropriate Trust, so that they will be received at a reasonable time prior to any such meeting.

DELAWARE TECHNOLOGY AND INNOVATION FUND (the "Fund")
SPECIAL SHAREHOLDER MEETING - APRIL 26, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, on Friday, April 26, 2002 at [11:00 A.M.], or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


Please vote by checking ( ) the appropriate box below.


1.  To adopt a new fundamental investment          FOR      AGAINST     ABSTAIN
    policy concerning industry concentration.      [ ]        [ ]         [ ]


                                                   THIS PROXY CARD IS ONLY
                                                   VALID WHEN SIGNED AND
                                                   DATED. TO SECURE THE
                                                   LARGEST POSSIBLE
                                                   REPRESENTATION AND AVOID
                                                   THE ADDITIONAL EXPENSE
                                                   TO THE FUND OF FURTHER
                                                   SOLICITATION, PLEASE
                                                   DATE AND SIGN NAME OR
                                                   NAMES BELOW AS PRINTED
                                                   ON THIS CARD TO
                                                   AUTHORIZE THE VOTING OF
                                                   YOUR SHARES AS
                                                   INDICATED. WHERE SHARES
                                                   ARE REGISTERED WITH
                                                   JOINT OWNERS, ALL JOINT
                                                   OWNERS SHOULD SIGN.
                                                   PERSONS SIGNING AS
                                                   EXECUTOR, ADMINISTRATOR,
                                                   TRUSTEE OR OTHER
                                                   REPRESENTATIVE SHOULD
                                                   GIVE FULL TITLE AS SUCH.

                                                Date _________________, 2002

                                               ---------------------------------

                                               ---------------------------------
                                                Signature(s) (Joint Owners)
                                               (PLEASE SIGN WITHIN BOX)

DELAWARE AMERICAN SERVICES FUND (the "Fund")
SPECIAL SHAREHOLDER MEETING - APRIL 26, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, on Friday, April 26, 2002 at [11:00 A.M.], or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



Please vote by checking ( ) the appropriate box below.


1.   To adopt a new fundamental investment        FOR      AGAINST   ABSTAIN
     policy concerning industry concentration.     [ ]        [ ]       [ ]


                                                   THIS PROXY CARD IS ONLY
                                                   VALID WHEN SIGNED AND
                                                   DATED. TO SECURE THE
                                                   LARGEST POSSIBLE
                                                   REPRESENTATION AND AVOID
                                                   THE ADDITIONAL EXPENSE
                                                   TO THE FUND OF FURTHER
                                                   SOLICITATION, PLEASE
                                                   DATE AND SIGN NAME OR
                                                   NAMES BELOW AS PRINTED
                                                   ON THIS CARD TO
                                                   AUTHORIZE THE VOTING OF
                                                   YOUR SHARES AS
                                                   INDICATED. WHERE SHARES
                                                   ARE REGISTERED WITH
                                                   JOINT OWNERS, ALL JOINT
                                                   OWNERS SHOULD SIGN.
                                                   PERSONS SIGNING AS
                                                   EXECUTOR, ADMINISTRATOR,
                                                   TRUSTEE OR OTHER
                                                   REPRESENTATIVE SHOULD
                                                   GIVE FULL TITLE AS SUCH.

                                                   Date ____________, 2002

                                               ---------------------------------

                                               ---------------------------------
                                                   Signature(s) (Joint Owners)
                                                   (PLEASE SIGN WITHIN BOX)

DELAWARE HEALTH CARE FUND (the "Fund")
SPECIAL SHAREHOLDER MEETING - APRIL 26, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, on Friday, April 26, 2002 at [11:00 A.M.], or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


Please vote by checking ( ) the appropriate box below.


1.  To adopt a new fundamental investment          FOR      AGAINST   ABSTAIN
    policy concerning industry concentration.      [ ]        [ ]       [ ]


                                                   THIS PROXY CARD IS ONLY
                                                   VALID WHEN SIGNED AND
                                                   DATED. TO SECURE THE
                                                   LARGEST POSSIBLE
                                                   REPRESENTATION AND AVOID
                                                   THE ADDITIONAL EXPENSE
                                                   TO THE FUND OF FURTHER
                                                   SOLICITATION, PLEASE
                                                   DATE AND SIGN NAME OR
                                                   NAMES BELOW AS PRINTED
                                                   ON THIS CARD TO
                                                   AUTHORIZE THE VOTING OF
                                                   YOUR SHARES AS
                                                   INDICATED. WHERE SHARES
                                                   ARE REGISTERED WITH
                                                   JOINT OWNERS, ALL JOINT
                                                   OWNERS SHOULD SIGN.
                                                   PERSONS SIGNING AS
                                                   EXECUTOR, ADMINISTRATOR,
                                                   TRUSTEE OR OTHER
                                                   REPRESENTATIVE SHOULD
                                                   GIVE FULL TITLE AS SUCH.

                                                   Date ____________, 2002

                                               ---------------------------------

                                               ---------------------------------
                                                   Signature(s) (Joint Owners)
                                                   (PLEASE SIGN WITHIN BOX)

DELAWARE TECHNOLOGY AND INNOVATION SERIES (the "Fund")
SPECIAL SHAREHOLDER MEETING - APRIL 26, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, on Friday, April 26, 2002 at [11:00 A.M.], or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



Please vote by checking ( ) the appropriate box below.


1.   To adopt a new fundamental investment         FOR     AGAINST    ABSTAIN
     policy concerning industry concentration.     [ ]        [ ]       [ ]


                                                   THIS PROXY CARD IS ONLY
                                                   VALID WHEN SIGNED AND
                                                   DATED. TO SECURE THE
                                                   LARGEST POSSIBLE
                                                   REPRESENTATION AND AVOID
                                                   THE ADDITIONAL EXPENSE
                                                   TO THE FUND OF FURTHER
                                                   SOLICITATION, PLEASE
                                                   DATE AND SIGN NAME OR
                                                   NAMES BELOW AS PRINTED
                                                   ON THIS CARD TO
                                                   AUTHORIZE THE VOTING OF
                                                   YOUR SHARES AS
                                                   INDICATED. WHERE SHARES
                                                   ARE REGISTERED WITH
                                                   JOINT OWNERS, ALL JOINT
                                                   OWNERS SHOULD SIGN.
                                                   PERSONS SIGNING AS
                                                   EXECUTOR, ADMINISTRATOR,
                                                   TRUSTEE OR OTHER
                                                   REPRESENTATIVE SHOULD
                                                   GIVE FULL TITLE AS SUCH.

                                                   Date ____________, 2002

                                               ---------------------------------

                                               ---------------------------------
                                                   Signature(s) (Joint Owners)
                                                   (PLEASE SIGN WITHIN BOX)

DELAWARE GOLD MEDALION CONTRACT
DELAWARE TECHNOLOGY AND INNOVATION SERIES (the "Fund")
SPECIAL SHAREHOLDER MEETING - APRIL 26, 2002

THIS PROXY IS SOLICITED ON BEHALF OF ALLMERICA FINANCIAL LIFE INSURANCE ANNUITY COMPANY ("ALLMERICA")

The undersigned hereby instructs Allmerica to vote the shares of the Fund, a series of Delaware Group Premium Fund, attributable to the undersigneds variable annuity contract at the Special Meeting of Shareholders of the Fund to be held at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, on Friday, April 26, 2002 at 11:00 A.M., or at any postponement or adjournments thereof, as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU INSTRUCT ALLMERICA TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE ITS DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.







Please vote by checking ( ) the appropriate box below.


1.   To adopt a new fundamental investment         FOR      AGAINST     ABSTAIN
     policy concerning industry concentration.     [ ]        [ ]         [ ]




                                                   THIS VOTING INSTRUCTION
                                                   CARD IS ONLY VALID WHEN
                                                   SIGNED AND DATED. TO
                                                   SECURE THE LARGEST
                                                   POSSIBLE REPRESENTATION
                                                   AND AVOID THE ADDITIONAL
                                                   EXPENSE TO THE FUND OF
                                                   FURTHER SOLICITATION,
                                                   PLEASE DATE AND SIGN
                                                   NAME OR NAMES BELOW AS
                                                   PRINTED ON THIS CARD.
                                                   WHERE CONTRACTS ARE
                                                   REGISTERED WITH JOINT
                                                   OWNERS, ALL JOINT OWNERS
                                                   SHOULD SIGN. PERSONS
                                                   SIGNING AS EXECUTOR,
                                                   ADMINISTRATOR, TRUSTEE
                                                   OR OTHER REPRESENTATIVE
                                                   SHOULD GIVE FULL TITLE
                                                   AS SUCH.

                                                   Date ____________, 2002

                                               ---------------------------------

                                               ---------------------------------
                                                   Signature(s) (Joint Owners)
                                                   (PLEASE SIGN WITHIN BOX)